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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A2

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)          April 20, 2000
                                                 -------------------------------

                                    JAWZ INC.
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             (Exact name of registrant as specified in its charter)


Delaware                               24963                          98-0167013
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(State or other jurisdiction        (Commission                 (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)




          12 Concorde Gate, Suite 900, Toronto, Ontario, Canada M3C 3N6
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             (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code:  (403) 508-5055
                                                    ----------------------------


                             Jaws Technologies, Inc.
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          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On April 20, 2000, JAWS Technologies, Inc., then a Nevada Corporation ("JAWS"), entered into a Stock Purchase Agreement (the "Agreement") with Nucleus Consulting, Inc. ("Nucleus"), an Illinois corporation (now named JAWS Inc.), and Charles A. Ehredt ("Ehredt"), the sole shareholder of Nucleus. All of the conditions to the Agreement were satisfied or waived on April 20, 2000. Under the terms of the Agreement, JAWS acquired 100% of the issued and outstanding shares of common stock, par value $1.00 of JAWS, Inc. for an aggregate purchase price of up to $4,000,000 in cash and shares of JAWS common stock. The purchase price included closing payments of $250,000 in cash and the issuance of 142,857 shares of common stock (valued at $1,000,000, or $7.00 per share) to Ehredt and further included (i) cash payments aggregating up to $750,000 and payable over the nine-month period following closing (which are contingent upon Ehredt remaining employed with JAWS) and (ii) share issuances of up to 142,857 shares of common stock on each of the first and second anniversary dates of the closing (in each case, valued at $1,000,000, or $7.00 per share), subject to Ehredt's continuation of employment and the achievement of certain revenue and earnings milestones over the respective post-closing periods.

       Effective December 26, 2000, JAWS which is now named JAWZ Inc., and is a Delaware Corporation ("JAWZ"), entered into an agreement with Ehredt to amend the Agreement, (the "Amendment Agreement").

       The Amendment Agreement amended the original agreement in the following ways:

1. It reduced the purchase consideration payable to Ehredt to $750,000 and 428,857 shares of common stock of JAWZ;

2. the shares of common stock making up part of the purchase consideration are issued in two tranches:

       (a)  142,857 common shares, as previously issued on April 20, 2000; and

       (b) 286,000 common shares were issued on the execution of the Amendment Agreement with an agreed upon value of $0.5313 per share.

3. Upon the execution of the Amendment Agreement, Ehredt forfeited the right to receive and returned contingent purchase consideration of $250,000 plus interest.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a). and (b). The financial statements required as part of this Current Report on Form 8-K/A2 are incorporated by reference. The financial statements of Nucleus Consulting, Inc., including the Balance Sheets, Statements of Operations, Statements of Changes in Stockholder's Equity, Statements of Cash Flows, Notes to Financial Statements and the Independent Auditor's Report related thereto, which are included as Pages F-1 through F-15 to Current Report on Form 8-K/A, File No. 24963, were filed on June 16, 2000.***


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(c)    Exhibits

       2.1 Stock Purchase Agreement, dated April 20, 2000, by and between JAWS Technologies, Inc., a Nevada corporation, and Charles A. Ehredt and Nucleus Consulting Inc.*

       2.2 Second Amendment to Stock Purchase Agreement, dated as of December 26, 2000, among JAWZ Inc., a Delaware corporation, (formerly JAWS Technologies, Inc., a Nevada corporation) and Charles A. Ehredt.**

       23.1              Consent of Klayman & Korman, LLC ***.

       99.1              Press Release, dated April 24, 2000.*

       --------------------
       * Previously filed with the registrant's Current Report on Form 8-K, filed with the Commission on May 5, 2000.

       **     Filed herewith.

       *** Previously filed with the registrant's Current Report on Form 8-K/A, filed with the Commission on June 16, 2000

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                                   SIGNATURES

         Pursuant to the requirements set forth in the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2001                      JAWZ, INC.


                                       By:  /s/ Riaz Mamdani
                                            ----------------
                                            Name:  Riaz Mamdani
                                            Title: Chief Financial Officer


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                                  EXHIBIT INDEX

       2.1 Stock Purchase Agreement, dated April 20, 2000, among JAWS Technologies, Inc., a Nevada corporation, and Charles A. Ehredt.*

       2.2 Second Amendment to Stock Purchase Agreement, dated effective as of December 26, 2000, among JAWZ Inc., a Delaware corporation, (formerly JAWS Technologies, Inc., a Nevada corporation, and Charles A. Ehredt.**

       23.1   Consent of Klayman & Korman, LLC ***.

       99.1   Press Release, dated April 24, 2000.*

       --------------------
       * Previously filed with the registrant's Current Report on Form 8-K, filed with the Commission on May 5, 2000.

       **     Filed herewith.

       *** Previously filed with the registrant's Current Report on Form 8-K/A, filed with the Commission on June 16, 2000.